Exhibit 28 (m) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

6/29/20 – Name changed to Federated Hermes Money Market Obligations Trust

MONEY MARKET OBLIGATIONS TRUST

DISTRIBUTION PLAN

This Distribution Plan ("Plan") is adopted as of the 12th day of February, 2004, by the Board of Trustees of Money Market Obligations Trust (the "Trust"), a Massachusetts business trust with respect to certain classes of shares ("Classes") of the portfolios of the Trust (the "Funds") set forth in exhibits hereto.

1.       This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Act"), so as to allow the Trust to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds ("Shares") and pursuant to the “Distributor’s Contract” entered into by the Trust and FSC.

2.       This Plan is designed to finance activities of Federated Securities Corp. ("FSC") principally intended to result in the sale of Shares to include: (a) providing incentives to financial institutions ("Financial Institutions") to sell Shares and; (b) advertising and marketing of Shares to include preparing, printing and distributing prospectuses and sales literature to prospective shareholders and with Financial Institutions. The Plan is also designed to cover the costs of administrative services performed in connection with the sale of Shares, but are not limited to shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.

3.       As compensation for services provided pursuant to this Plan, FSC will be paid a fee in respect of the following Classes set forth on the exhibits to this Agreement. FSC may use all or any of the fees received pursuant to the Plan to pay any of the expenses associated with the activities under Paragraph 2 hereof whether incurred directly, or through Financial Institutions.

4.       Any payments by FSC to Financial Institutions with funds received as compensation under this Plan will be made pursuant to an agreement entered into by FSC and the Financial Institution (“Financial Institution Agreement”). FSC has the right (i) to select, in its sole discretion, the Financial Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Financial Institution Agreement.

5.       Quarterly in each year that this Plan remains in effect, FSC shall prepare and furnish to the Board of Trustees of the Trust, and the Board of Trustees shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

6.       This Plan shall become effective with respect to each Class (i) after approval as required by Rule 12b-1 under the Act as in effect on the date of the execution hereof; and (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

7.       This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Trust's Board of Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Trustees as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Trustees and thereafter for successive periods of one year subject to approval as described above.

8.       All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on it.

9.       This Plan may not be amended in order to increase materially the costs which the Classes may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Classes as defined in Section 2(a)(42) of the Act.

10.       This Plan may be terminated with respect to a particular Class at any time by: (a) a majority vote of the Disinterested Trustees; or (b) a vote of a majority of the outstanding voting securities of the particular Class as defined in Section 2(a)(42) of the Act; or (c) by FSC on 60 days' notice to the Trust.

11.       While this Plan shall be in effect, the selection and nomination of Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees then in office.

12.       All agreements with any person relating to the implementation of this Plan, including, but not limited to Financial Institution Agreements, shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 10 herein.

13.       This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

6/30/10 – “Federated” added to all existing portfolios listed below

EXHIBIT A

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

~~Automated Cash Management Trust~~ – merged into Federated Prime Cash Obligations Fund on 12/11/15

Florida Municipal Cash Trust

~~Michigan Municipal Cash Trust~~  - terminated 10/04

New York Municipal Cash Trust

Cash II Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Cash II Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Cash II Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes California Municipal Cash Trust

6/30/10 – Name changed to Federated California Municipal Cash Trust

EXHIBIT B

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

California Municipal Cash Trust

Cash II Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Cash II Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.20 of 1% of the average aggregate net asset value of the Cash II Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/30/10 – Name changed to Federated Ohio Municipal Cash Trust

EXHIBIT C

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Ohio Municipal Cash Trust

Cash II Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Cash II Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.30 of 1% of the average aggregate net asset value of the Cash II Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/30/10 – Name changed to Federated Minnesota Municipal Cash Trust

EXHIBIT D

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Minnesota Municipal Cash Trust

Cash Series Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Cash Series Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Cash Series Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Pennsylvania Municipal Cash Trust

6/30/10 – Name changed to Federated Pennsylvania Municipal Cash Trust

EXHIBIT E

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Pennsylvania Municipal Cash Trust

Cash Series Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Cash Series Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.40 of 1% of the average aggregate net asset value of the Cash Series Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

9/30/11 – Institutional Service Shares renamed Service Shares

6/30/10 – Name changed to Federated New Jersey Municipal Cash Trust

EXHIBIT F

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

~~Automated Cash Management Trust~~ - terminated 10/04

~~Florida Municipal Cash Trust~~ - terminated 10/04

~~Michigan Municipal Cash Trust~~ - terminated 10/04

New Jersey Municipal Cash Trust

Institutional Service Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Institutional Service Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.10 of 1% of the average aggregate net asset value of the Institutional Service Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Names changed to Federated Hermes New York Municipal Cash Trust and Federated Hermes U.S. Treasury Cash Reserves

9/30/11 – Institutional Service Shares renamed Service Shares

6/3/10 – “Federated” added to each portfolio listed below

EXHIBIT G

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

New York Municipal Cash Trust

U.S. Treasury Cash Reserves

Institutional Service Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Institutional Service Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Institutional Service Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/31/15 – Institutional Shares renamed Wealth Shares

6/30/10 – Name changed to Federated Florida Municipal Cash Trust

EXHIBIT H

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Florida Municipal Cash Trust

Institutional Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Institutional Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Institutional Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Names Changed to Federated Hermes Government Obligations Fund, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Treasury Obligations Fund

3/31/16 – “Institutional” added to Federated Prime Obligations Fund

6/30/10 – “Federated” added to each portfolio listed below still in existence

4/28/04 - Trust Shares of Tax-Free Obligations Fund closed

EXHIBIT I

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Government Obligations Fund

Prime Obligations Fund

~~Tax-Free Obligations Fund~~

Treasury Obligations Fund

Trust Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Trust Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Trust Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/19/21- Federated Hermes Massachusetts Municipal Cash Trust and Federated Hermes Virginia Municipal Cash Trust were liquidated.

6/29/20 – Names changed to Federated Hermes California Municipal Cash Trust, Federated Hermes Massachusetts Municipal Cash Trust, Federated Hermes New York Municipal Cash Trust and Federated Hermes Virginia Municipal Cash Trust

6/30/10 – “Federated” added to each portfolio listed below

EXHIBIT J

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

California Municipal Cash Trust

~~Connecticut Municipal Cash Trust~~

~~Florida Municipal Cash Trust~~

Massachusetts Municipal Cash Trust

~~New Jersey Municipal Cash Trust~~

New York Municipal Cash Trust

Virginia Municipal Cash Trust

Cash Series Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the Trust Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.60 of 1% of the average aggregate net asset value of the Cash Series Shares of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of December, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Names changed to Federated Hermes Capital Reserves Fund and Federated HermesGovernment Reserves Fund

6/1/15 – Federated Government Reserves Fund original shares redesignated as Class P Shares

EXHIBIT K

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Capital Reserves Fund

Federated Government Reserves Fund

~~Federated Municipal Trust~~

This Distribution Plan is adopted as of the 12th day of February, 2004, by Money Market Obligations Trust with respect to the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.55 of 1% of the average aggregate net asset value of the portfolios of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of December, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/18/15 – Merged into Federated Government Reserves Fund

6/30/10 – Name changed to Federated Liberty U.S. Government Money Market Trust

EXHIBIT L

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Liberty U.S. Government Money Market Trust

Class C Shares

This Distribution Plan is adopted by Money Market Obligations Trust with respect to the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the portfolios of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of March, 2005.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/11/15 – Federated Automated Cash Management Trust merged into Federated Prime Cash Obligations Fund

12/31/10 – Class K Shares renamed Class R Shares

6/30/10 – Name changed to Federated Automated Cash Management Trust

EXHIBIT M

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Automated Cash Management Trust

Class K Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 18th day of August, 2006, with respect to the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the portfolios of Money Market Obligations Trust held during the month.

Witness the due execution hereof this 1st day of September, 2006.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Trust for U.S. Treasury Obligations

EXHIBIT N

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Trust for U.S. Treasury Obligations

Cash Series Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.60 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Trust for U.S. Treasury Obligations

EXHIBIT O

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Trust for U.S. Treasury Obligations

Cash II Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.35 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

EXHIBIT P

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Prime Cash Obligations Fund

Trust Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

EXHIBIT Q

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Prime Cash Obligations Fund

Cash II Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.35 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

EXHIBIT R

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Prime Cash Obligations Fund

Cash Series Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.60 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

EXHIBIT S

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Prime Cash Obligations Fund

Class R Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Government Obligations Fund

EXHIBIT T

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Obligations Fund

Cash Series Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.60 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Government Obligations Fund

EXHIBIT U

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Obligations Fund

Cash II Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.35 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Municipal Obligations Fund

EXHIBIT V

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Municipal Obligations Fund

Cash II Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.35 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Municipal Obligations Fund

EXHIBIT W

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Municipal Obligations Fund

Cash Series Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.60 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Trust Shares were re-designated to Automated Shares 9-28-17.

EXHIBIT X

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Municipal Obligations Fund

Trust Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Municipal Obligations Fund

EXHIBIT Y

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Municipal Obligations Fund

Investment Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes California Municipal Cash Trust

EXHIBIT Z

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated California Municipal Cash Trust

Investment Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Government Reserves Fund

EXHIBIT AA

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Reserves Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.45 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Government Reserves Fund

EXHIBIT BB

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Reserves Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Government Reserves Fund

EXHIBIT CC

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Reserves Fund

Class F Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.45 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Government Obligations Fund

EXHIBIT DD

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Obligations Fund

Class R Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 11th day of November, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

3/1/23-See Amendment #1 to Exhibit EE

6/29/20 – Name changed to Federated Hermes Government Obligations Fund

EXHIBIT EE

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Obligations Fund

Administrative Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 18th day of August, 2017, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2017.

MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Amendment #1 to EXHIBIT EE

to the

Distribution Plan

FEDERATED HERMES

MONEY MARKET OBLIGATIONS TRUST

Federated Hermes Government Obligations Fund

Administrative Shares

This Exhibit to the Distribution Plan is adopted by Federated Hermes Money Market Obligations Trust on the 1st day of March 2023, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.10 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Federated Hermes Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT FF

to the

Distribution Plan

FEDERATED HERMES

MONEY MARKET OBLIGATIONS TRUST

Federated Hermes Treasury Obligations Fund

Administrative Shares

This Exhibit to the Distribution Plan is adopted by Federated Hermes Money Market Obligations Trust on the 1st day of March 2023, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.10 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Federated Hermes Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT GG

to the

Distribution Plan

FEDERATED HERMES

MONEY MARKET OBLIGATIONS TRUST

Federated Hermes Treasury Obligations Fund

Cash Management Shares

This Exhibit to the Distribution Plan is adopted by Federated Hermes Money Market Obligations Trust on the 1st day of March 2023, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.30 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Federated Hermes Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT HH

to the

Distribution Plan

FEDERATED HERMES

MONEY MARKET OBLIGATIONS TRUST

Federated Hermes U.S. Treasury Cash Reserves Fund

Administrative Shares

This Exhibit to the Distribution Plan is adopted by Federated Hermes Money Market Obligations Trust on the 1st day of March 2023, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.10 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Federated Hermes Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President